UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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RAYONIER INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
RAYONIER INC. 2025 Annual Meeting Vote by May 14, 2025 11:59 PM ET. For shares held in a Plan, vote by May 12, 2025 11:59 PM ET.
RAYONIER INC. 1 RAYONIER WAY WILDLIGHT, FLORIDA 32097

You invested in RAYONIER INC. and it's time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 15, 2025.

Get informed before you vote
View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 01, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users
Point your camera here and vote without entering a control number	Vote in Person at the Meeting* May 15, 2025 2:00 PM EDT
Rayonier Inc. 1 Rayonier Way Wildlight, Florida 32097

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Scott R. Jones	For
1b.	Keith E. Bass	For
1c.	Gregg A. Gonsalves	For
1d.	V. Larkin Martin	For
1e.	Mark D. McHugh	For
1f.	Meridee A. Moore	For
1g.	Ann C. Nelson	For
1h.	Matthew J. Rivers	For
1i.	Andrew G. Wiltshire	For
2.	Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the proxy statement.	For
3.	Ratification of the appointment of Ernst & Young, LLP as the independent registered public accounting firm for 2025.	For
NOTE:	Such other business as may properly come before the meeting or any adjournment thereof.

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